DAYTON SUPERIOR CORPORATION
CUSIP 240028 30 8
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS

This certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF

DAYTON SUPERIOR CORPORATION

(hereinafter the “Corporation”), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY	PRESIDENT AND CHIEF EXECUTIVE OFFICE

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

(New York, NY)	TRANSFER AGENT AND REGISTRAR
BY

AUTHORIZED SIGNATURE

AMERICAN BANK NOTE COMPANY	PRODUCTION COORDINATOR: TODD DEROSSETT 931-490-1720
711 ARMSTRONG LANE	PROOF OF DECEMBER 14, 2006
COLUMBIA, TENNESSEE 38401	DAYTON SUPERIOR CORPORATION
(931) 388-3003	TSB 25644 FC
SALES: J. NAPOLITANO 631-253-3206	Operator: ANTHONY
/ ETHER 7 / LIVE JOBS / D / DAYTON 25644 FC	REV. 1

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:      OK AS IS       OK WITH CHANGES      MAKE CHANGES AND SEND ANOTHER PROOF

Colors Selected for Printing: LOGO IN EPS FORMAT AND PRINTS PROCESS BLUE, BLACK, 60% BLACK. Intaglio prints in SC-7 Dark Blue.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

DAYTON SUPERIOR CORPORATION

The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT–		Custodian
TEN ENT	–	as tenants by the entireties		(Cust)		(Minor)
JT TEN	–	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as tenants		Act
		in common		(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                                                                           hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

Please print or typewrite name and address, including postal zip code, of assignee

Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

Signature(s) Guaranteed:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

AMERICAN BANK NOTE COMPANY	PRODUCTION COORDINATOR: TODD DEROSSETT 931-490-1720
711 ARMSTRONG LANE	PROOF OF DECEMBER 13, 2006
COLUMBIA, TENNESSEE 38401	DAYTON SUPERIOR CORPORATION
(931) 388-3003	TSB 25644 BK
SALES: J. NAPOLITANO 631-253-3206	Operator: ANTHONY
/ ETHER 7 / LIVE JOBS / D / DAYTON 25644 BK	New

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF     OK AS IS       OK WITH CHANGES      MAKE CHANGES AND SEND ANOTHER PROOF